UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

CORNING INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
[X]	No fee required
[ ]	Fee paid previously with preliminary materials
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CORNING INCORPORATED ATTN: LINDA E. JOLLY ONE RIVERFRONT PLAZA, HQ E2-10 CORNING, NY 14831	Your Vote Counts! CORNING INCORPORATED 2022 Annual Meeting Vote by April 27, 2022 11:59 PM ET. For shares held in a Plan, vote by April 22, 2022 11:59 PM ET.

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You invested in CORNING INCORPORATED and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 28, 2022.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* April 28, 2022 12:00 p.m. Eastern Time

Virtually at: www.virtualshareholdermeeting.com/GLW2022

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Donald W. Blair	For
1b.	Leslie A. Brun	For
1c.	Stephanie A. Burns	For
1d.	Richard T. Clark	For
1e.	Pamela J. Craig	For
1f.	Robert F. Cummings, Jr.	For
1g.	Roger W. Ferguson, Jr.	For
1h.	Deborah A. Henretta	For
1i.	Daniel P. Huttenlocher	For
1j.	Kurt M. Landgraf	For
1k.	Kevin J. Martin	For
1l.	Deborah D. Rieman	For
1m.	Hansel E. Tookes, II	For
1n.	Wendell P. Weeks	For
1o.	Mark S. Wrighton	For
2.	Advisory approval of our executive compensation (Say on Pay).	For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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